                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 29, 2003


                           Moore Wallace Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)


               Canada                     1-8014             98-0154502
               ------                     ------             ----------
  (State or other jurisdiction of    (Commission File      (IRS Employer
           incorporation)                 Number)       Identification No.)


                 6100 Vipond Drive
           Mississauga, Ontario, Canada                   L5T 2X1
           ----------------------------                   -------
     (Address of principal executive offices)           (Zip Code)


                                 (905) 362-3100
                              --------------------
              (Registrant's telephone number, including area code)


                                       N/A
                              --------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (C)  EXHIBITS.

Exhibit
Number      Description
23.1        Consent of PricewaterhouseCoopers LLP

23.2        Consent of Deloitte & Touche LLP

99.1 The consolidated financial statements of Moore Corporation Limited as at December 31, 2002 and 2001 and for the years ended December
            31, 2002, 2001 and 2000 are attached in Exhibit 99.1.

99.2        The interim consolidated financial statements of Moore Wallace
            Incorporated (formerly Moore Corporation Limited) as at June 30,
            2003 and for the three- and six-months ended June 30, 2003 and 2002 are attached in Exhibit 99.2.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOORE WALLACE INCORPORATED

Date:  September 29, 2003           By:     /s/ Mark S. Hiltwein
                                       ------------------------------------
                                        Name:   Mark S. Hiltwein
                                        Title:  Executive Vice President
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
23.1        Consent of PricewaterhouseCoopers LLP

23.2        Consent of Deloitte & Touche LLP

99.1        Consolidated Financial Statements of Moore Corporation Limited as at
            December 31, 2002 and 2001 and for the Years Ended December 31,
            2002, 2001 and 2000

99.2        Interim Consolidated Financial Statements of Moore Wallace
            Incorporated (formerly Moore Corporation Limited) as at June 30,
            2003 and for the Three-and Six-Months Ended June 30, 2003 and 2002